Exhibit 99.1

Deloitte & Touche LLP 555 Mission Street Suite 1400 San Francisco, CA 94105 USA Tel: +1 415 783 4000 www.deloitte.com

REPORT OF INDEPENDENT ACCOUNTANTS

SoFi Lending Corp.
234 1st Street
San Francisco, CA 94105
We have examined the assertion of management of SoFi Lending Corp (the “Sponsor”) and SoFi Alternative Trust (SAT) 2020-A (the “Issuer”) (collectively referred to as, “management”), included in the accompanying Report of Management on Compliance, that the Post-Graduate Loan Asset-Backed Notes (the “Securities”) of SoFi Alternative Trust (SAT) 2020-A described in the preliminary private placement memorandum, complied with the stated eligibility criteria for the underlying assets under the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) set forth in the Report of Management on Compliance, hereinafter referred to as the “specified requirements” or “TALF Underlying Assets Eligibility Criteria”, (“management’s assertion”). Management is responsible for its assertion. Our responsibility is to express an opinion on management’s assertion about the Securities’ compliance with the specified requirements based on our examination.
Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the examination to obtain reasonable assurance about whether management’s assertion about compliance with the specified requirements is fairly stated, in all material respects. An examination involves performing procedures to obtain evidence about whether management’s assertion is fairly stated, in all material respects. The nature, timing, and extent of the procedures selected depend on our judgment, including an assessment of the risks of material misstatement of management’s assertion, whether due to fraud or error. We believe that the evidence we obtained is sufficient and appropriate to provide a reasonable basis for our opinion.
The procedures that included evaluating evidence about the individual assets’ eligibility based on the specified requirements, and the results thereof, are described in Exhibit 1 accompanying this report.
Our examination does not provide a legal determination on the Securities’ compliance with the TALF Underlying Assets Eligibility Criteria nor does it address other criteria beyond those set forth in the accompanying Report of Management on Compliance.
In our opinion, management’s assertion that the Securities complied with the TALF Underlying Assets Eligibility Criteria set forth in the accompanying Report of Management on Compliance as of August 26, 2020, is fairly stated, in all material respects.
This report is intended solely for the information and use of the Sponsor, the Issuer, the Federal Reserve Bank of New York, the U.S. Department of the Treasury and TALF II LLC, and is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ DELOITTE & TOUCHE LLP
August 26, 2020

EXHIBIT 1
SUMMARY OF PROCEDURES AND RESULTS
The procedures described below do not represent all procedures performed in conducting the examination engagement, but include those procedures that involve comparing elements of individual assets to origination and other source documentation as well as other related source documentation and procedures relating to evaluating evidence about the individual assets’ eligibility based on the specified requirements. References to “Data File” relate to electronic lists of assets provided to us by representatives of the Sponsor on July 22, 2020 and July 27, 2020.
Management Statement	Procedures	Results of Procedures
The underlying assets are private student loans and do not include exposures that are themselves cash Asset Backed Securities (ABS) or synthetic ABS.	We randomly selected 59 assets from the Data File[1] (the “Selected Assets”) and for each Selected Asset we inspected the Approval Disclosure Statement to identify whether the asset is a student loan.	No exceptions were noted.
At least 95% of the dollar amount of the underlying assets in the securities are exposures that are (a) originated by U.S.‑organized entities (including U.S. branches or agencies of foreign banks) and (b) made to U.S.‑domiciled obligors.

Using the information set forth on the Data File, we calculated the percentage of the underlying assets in the securities that were:
a) Originated by U.S. organized entities (including U.S. branches or agencies of foreign banks).
b) Made to U.S. domiciled obligors.
For each Selected Asset, we performed the following:
• Compared the borrower state from the Data File to the borrower state included on and electronic loan file, which was created from the Company’s servicer system prepared by the Company as of the close of business on July 12, 2020 (the “Servicer System File”).
• Inspected the Approval Disclosure Statement to identify whether the asset was originated by an originator that is a U.S. organized entity or U.S. branch or agency of foreign bank.

a) 100.00% of the dollar amount of the underlying assets in the securities are originated by U.S. organized entities (including U.S. branches or agencies of foreign banks).
b) 100.00% of the dollar amount of the underlying assets in the securities are made to U.S. domiciled obligors.
No exceptions were identified related to the U.S.-domiciled borrowers.
Each Selected Asset was identified as being originated by an originator that is a U.S. organized entity or U.S. branch or agency of foreign bank.

At least 95% of the dollar amount of the underlying assets in the securities had a first disbursement date on or after January 1, 2019.
Using the information set forth on the Data File, we calculated the percentage of the underlying assets in the securities that had a first disbursement date on or after January 1, 2019.
For each Selected Asset, we compared the first disbursement date from the Data File to the first disbursement date included the Servicer System File.
99.25% of the dollar amount of the underlying assets in the securities had a first disbursement date on or after January 1, 2019. No exceptions were noted.

1 The sample size was determined using the American Institute of Certified Public Accountants Audit Guide Audit Sampling and is based on a 95% confidence level.

Report of Management on Compliance
August 26, 2020
We, as members of management of SoFi Lending Corp  (the “Sponsor”) and SoFi Alternative Trust (SAT) 2020-A (the “Issuer”) are responsible for the compliance of the Post-Graduate Loan Asset Backed Certificates, Class R, Series R-1 and R-2 (the “Securities”), of SoFi Alternative Trust (SAT) 2020-A described in the preliminary private placement memorandum with the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) eligibility criteria relating to the underlying assets in the Securities, hereinafter referred to as the “TALF Underlying Assets Eligibility Criteria.” Terms used herein that are defined or explained in the terms and conditions, or in FAQs or other interpretative material published by the Federal Reserve Bank of New York, shall have the meanings provided in such terms and conditions, FAQs or other interpretative material. We have performed an evaluation of the Securities’ compliance with the requirements of the TALF Underlying Assets Eligibility Criteria.

Based on this evaluation, we assert that the Securities complied with the following requirements:

•	The underlying assets are private student loans and do not include exposures that are themselves cash ABS or synthetic ABS.

•
At least 95% of the dollar amount of the underlying assets in the securities are exposures that are (a) originated by U.S.-organized entities (including U.S. branches or agencies of foreign banks) and (b) made to U.S.-domiciled obligors.

•	At least 95% of the dollar amount of the underlying assets in the securities had a first disbursement date on or after January 1, 2019.

As described in the “Issuer and Sponsor Certification as to TALF Eligibility for ABS” the eligibility criteria under TALF address additional matters beyond those addressed in this Report of Management on Compliance.

/s/ Michelle Gill
Michelle Gill, EVP of Lending & Capital Markets
SoFi Lending Corp